UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N/.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2021, upon the recommendation of the Compensation Committee, the Board of Directors (the “Board”) of Cedar Fair Management, Inc., the general partner of Cedar Fair, L.P., modified our executive officers’ outstanding 2018-2020 performance unit awards, including our named executive officers’ awards. Participants could have earned 0% - 150% of the target number of performance units based on the level of achievement of cumulative functional currency Adjusted EBITDA versus the target for the January 1, 2018 – December 31, 2020 period. Because of the significant disruption to our business from the COVID-19 pandemic, and the impact of the 2020 Adjusted EBITDA loss on the cumulative achievement for
2018-2020, none of the potential units would have paid out. In order to retain executives and incentivize performance during 2020, the Compensation Committee and the Board decided to allow management the opportunity to potentially earn an award and to evaluate performance after completion of the period taking into account actual 2018-2019 Adjusted EBITDA achieved and management’s performance relative to the Company’s new strategic goals established during 2020. While management exceeded expectations relative to the new 2020 strategic goals, the Board and Compensation Committee decided to limit the performance unit award payout to the pre-COVID forecast and approved payouts at 81.3% of the target numbers of potential units. As a result of the modification, the numbers of units earned by our named executive officers under their 2018-2020 awards (including reinvested distribution equivalents) were as follows: Mr. Zimmerman (19,647), Mr. Witherow (8,642), Mr. Fisher (9,430), Mr. Milkie (5,630), and Ms. Semmelroth (4,375).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P. By: Cedar Fair Management, Inc., General Partner

Date: March 2, 2021	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and Chief Financial Officer